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                                                                    EXHIBIT 10.1


                                                                  EXECUTION COPY

                  AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT


           AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT dated as of May 26, 1998 among MARTIN MARIETTA MATERIALS, INC., the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.

                              W I T N E S S E T H :

           WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of May 27, 1997 (the "Agreement");

           WHEREAS, at the date hereof, there are no Loans outstanding under the Agreement; and

           WHEREAS, the parties hereto desire to amend the Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

           NOW, THEREFORE, the parties hereto agree as follows:

           SECTION 1. Definitions; Reference. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby. The term "Notes" defined in the Agreement shall include from and after the date hereof the New Notes (as defined below).

           SECTION 2. Extension of Facility. The date "May 26, 1998" in the definition of "Termination Date" in Section 1.01 of the Agreement is changed to "May 25, 1999."

           SECTION 3.  Updated Representations.  (a) Each reference to "1995" in
Section 4.04(a) of the Agreement is changed to "1997."

           (b) Section 4.04(b) is amended to read in its entirety: "(b) [Reserved]."



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            (c) The reference to "September 30, 1996" in Section 4.04(c) is changed to "December 31, 1997."

            (d) Each reference to "1995" in the definition of "Borrower's 1995 Form 10-K" is changed to "1997."

            (e) The reference to "December 31, 1995" in Section 4.14 is changed to "December 31, 1997."

           SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

            (a)   no Default has occurred and is continuing; and

            (b) each representation and warranty of the Borrower set forth in the Agreement after giving effect to this Amendment and Restatement is true and correct as though made on and as of such date.

           SECTION 5. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

           SECTION 6. Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date hereof when each of the following conditions shall have been satisfied:

            (a) receipt by the Agent of duly executed counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party)

            (b) the Agent shall have received a duly executed Note for each of the New Banks (a "New Note"), dated on or before the date of effectiveness hereof and otherwise in compliance with Section 2.05 of the Agreement;

            (c) receipt by the Agent of an opinion of such counsel for the Borrower as may be acceptable to the Agent, substantially to the effect of Exhibits E-1 and E-2 to the Agreement with reference to this Amendment and Restatement and the Agreement as amended and restated hereby; and



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            (d) receipt by the Agent of all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of the Agreement as amended and restated hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

provided that this Amendment and Restatement shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than May 29, 1998. The Agent shall promptly notify the Borrower and the Banks of the effectiveness of this Amendment and Restatement, and such notice shall be conclusive and binding on all parties hereto.



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           IN WITNESS WHEREOF, the parties hereto have caused this Amendment and
Restatement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          MARTIN MARIETTA  MATERIALS, INC.



                                          By:  /s/ Janice K. Henry
                                               ---------------------------------
                                               Name:  Janice K. Henry
                                               Title: VP, CFO-Treasurer


                                          MORGAN GUARANTY TRUST COMPANY
                                                OF NEW YORK



                                          By:  /s/ Diana H. Imhof
                                               ---------------------------------
                                               Name:  Diana H. Imhof
                                               Title: Vice President


                                          FIRST UNION NATIONAL BANK OF
                                             NORTH CAROLINA



                                          By:  /s/ W. Walter Ricks
                                               ---------------------------------
                                               Name:  W. Walter Ricks
                                               Title: Senior Vice President



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                                          WACHOVIA BANK OF NORTH CAROLINA, N.A.


                                          By:  /s/ Roberts A. Bass
                                               ---------------------------------
                                               Name:  Roberts A. Bass
                                               Title: Vice President


                                          BANK OF MONTREAL


                                          By:  /s/ Brian L. Banks
                                               ---------------------------------
                                               Name:  Brian L. Banks
                                               Title: Director


                                          NATIONSBANK, N.A.


                                          By:  /s/ Johns N. Ellington
                                               ---------------------------------
                                               Name:  Johns N. Ellington
                                               Title: Vice President


                                          THE SUMITOMO BANK, LIMITED


                                          By:  /s/ Gary Franke
                                               ---------------------------------
                                               Name:  Gary Franke
                                               Title: Vice President & Manager




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                                          MORGAN GUARANTY TRUST COMPANY OF
                                                NEW YORK, as Agent


                                          By:  /s/ Diana H. Imhof
                                               ---------------------------------
                                               Name:  Diana H. Imhof
                                               Title: Vice President